UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    January 24, 2007

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdictionof Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

Audited financial statements for Mercantile Bankshares Corporation included in Mercantile’s 2005 Annual Report on Form 10-K are attached hereto as Exhibit 99.1.  The information attached as Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

Item 8.01       Other Events.

The consent of PricewaterhouseCoopers LLP attached hereto as Exhibit 23.1 of this Current Report on Form 8-K is being filed for inclusion as an exhibit to the Registration Statement on Form S-3 (Nos. 333-139912 and 333-139912-01) of The PNC Financial Services Group, Inc. and PNC Funding Corp, its wholly owned subsidiary.

Item 9.01       Financial Statements and Exhibits.

(d)        Exhibits.

The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished or filed herewith as indicated thereon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES

GROUP, INC.

(Registrant)

	By:	/s/ Samuel R. Patterson
Name: Samuel R. Patterson
Date: January 24, 2007	Title: Controller

EXHIBIT INDEX

Number	Description	Method of Filing

23.1	Consent of PricewaterhouseCoopers LLP	Filed herewith.
99.1	Audited Financial Statements of Mercantile Bankshares Corporation	Furnished herewith.